FOUNDERS OIL & GAS IV, LLC and AFFILIATE CONDENSED CONSOLIDATED FINANCIAL STATEMENTS Nine months ended June 30, 2023

FOUNDERS OIL & GAS IV, LLC and AFFILIATE CONDENSED CONSOLIDATED FINANCIAL STATEMENTS Nine months ended June 30, 2023 Table of Contents Condensed Consolidated Financial Statements: Condensed Consolidated Balance Sheet (Unaudited) ........................................................... 1 Condensed Consolidated Statement of Income (Unaudited) ................................................ 2 Condensed Consolidated Statement of Changes in Member’s Equity (Unaudited) ............. 3 Condensed Consolidated Statement of Cash Flows (Unaudited) ......................................... 4 Notes to Condensed Consolidated Financial Statements ............................................................ 5

FOUNDERS OIL & GAS IV, LLC and AFFILIATE Condensed Consolidated Balance Sheet June 30, 2023 (Unaudited) ASSETS Current Assets Cash and Cash Equivalents 11,682,968$ Crude Oil and Natural Gas Receivable 3,742,762 Other Receivables 120,695 Prepaid Expenses and Other Current Assets 352,246 Inventory 1,335,730 Total Current Assets 17,234,401 Property and Equipment Oil and Gas Properties (Successful Efforts Method) 135,198,501 Other Property and Equipment 413,458 Total Property and Equipment 135,611,959 Less: Accumulated Depreciation, Depletion and Amortization (43,285,663) Total Property and Equipment, Net 92,326,296 Total Assets 109,560,697$ LIABILITIES AND MEMBER'S EQUITY Current Liabilities Accounts Payable $ 3,993 Other Accrued Liabilities 3,632,013 Revenue Payable 682,012 Total Current Liabilities 4,318,018 Long-Term Liabilities Asset Retirement Obligations 3,293,152 Total Liabilities 7,611,170 Commitments and Contingencies Member's Equity Member's Equity 93,669,431 Non-Controlling Interest 8,280,096 Total Member's Equity 101,949,527 Total Liabilities and Member's Equity 109,560,697$ See Accompanying Notes to Condensed Consolidated Financial Statements 1

FOUNDERS OIL & GAS IV, LLC and AFFILIATE Condensed Consolidated Statement of Income Nine months ended June 30, 2023 (Unaudited) REVENUES Crude Oil Sales 47,191,459$ Natural Gas Sales 1,074,519 Other Revenue 193,000 Total Revenue 48,458,978 OPERATING EXPENSES Production Expenses 12,212,673 Production Taxes and Revenue Deductions 2,291,880 Depletion, Depreciation and Amortization 14,255,408 General and Administrative Expenses 3,842,274 Total Expenses 32,602,235 INCOME FROM OPERATIONS 15,856,743 OTHER INCOME (EXPENSE) Other Income 222 Other Expense (242,288) Total Other Income (Expense), Net (242,066) NET INCOME 15,614,677$ Net loss attributable to Non-Controlling Interest (3,924,435)$ Net income attributable to Founders Oil & Gas IV, LLC 19,539,112$ See Accompanying Notes to Condensed Consolidated Financial Statements 2

FOUNDERS OIL & GAS IV, LLC and AFFILIATE Condensed Consolidated Statement of Changes in Member's Equity Nine months Ended June 30, 2023 (Unaudited) Member's Equity Non-Controlling Interest Total Balance at September 30, 2022 83,305,884$ 2,199,875$ 85,505,759$ Net income (loss) 19,539,112 (3,924,435) 15,614,677 Contributions from Member - 8,592,550 8,592,550 Distributions to Member - (7,763,459) (7,763,459) Deemed Contributions / (Distributions) (9,175,565) 9,175,565 - Balance at June 30, 2023 93,669,431$ 8,280,096$ 101,949,527$ See Accompanying Notes to Condensed Consolidated Financial Statements 3

FOUNDERS OIL & GAS IV, LLC and AFFILIATE Condensed Consolidated Statement of Cash Flows Nine months Ended June 30, 2023 (Unaudited) Operating Activities Net income 15,614,677$ Adjustments to reconcile net income to net cash provided by operating activities: Depletion, depreciation, amortization and accretion 14,255,408 Unsuccessful acquisition costs 242,288 Changes in operating assets and liabilities: Crude Oil and Natural Gas Receivable 2,070,623 Other Receivables (45,398) Prepaid Expenses and Other Current Assets (14,001) Inventory 1,260,152 Accounts Payable and accrued liabilities 860,628 Net cash provided by operating activities 34,244,377 Investing Activities Development of crude oil and natural gas properties (32,207,218) Net cash used in investing activities (32,207,218) Financing Activities Contributions from Member 8,592,550 Distributions to Member (7,763,459) Net cash provided by financing activities 829,091 Net increase in cash and cash equivalents 2,866,250 Cash and cash equivalents at beginning of period 8,816,718 Cash and cash equivalents at end of period 11,682,968$ Supplemental Disclosure of Non-Cash Information Additions to inventory through transfer of crude oil and natural gas properties 286,332$ Additions to asset retirement obligations 75,806$ See Accompanying Notes to Condensed Consolidated Financial Statements 4

FOUNDERS OIL & GAS IV, LLC AND AFFILIATE NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS 5 A. Organization and Presentation Organization and Nature of Business Founders Oil & Gas IV, LLC and Founders Oil & Gas Operating, LLC (collectively referred to as the “Company”) are Delaware limited liability companies (“LLCs”) under common control which engage in the exploration, development, production, and sale of crude oil and natural gas primarily in West Texas. The Company’s executive offices are located in Arlington, Texas. As LLCs, the amount of loss at risk for each individual member is limited to the amount of capital contributed to the LLCs and, unless otherwise noted, the individual member’s liability for indebtedness of the LLCs is limited to the member’s actual capital contribution. Condensed Financial Statements The accompanying condensed consolidated financial statements prepared by the Company have not been audited by an independent registered public accounting firm. In the opinion of the Company's management, the accompanying unaudited financial statements contain all adjustments necessary for fair presentation of the results of operations for the period presented, which adjustments were of a normal recurring nature. These unaudited condensed consolidated financial statements of the Company have been prepared in accordance with accounting principles generally accepted in the United States ("GAAP") applicable to interim financial information, and accordingly, do not include all of the information and footnotes required by GAAP for complete financial statements. Therefore, these financial statements should be read in conjunction with the financial statements and notes included in the Company's annual audited report for the year ended September 30, 2022. B. Summary of Significant Accounting Policies A summary of the Company’s significant accounting policies consistently applied in the preparation of the accompanying consolidated financial statements follows. Basis of Presentation The accompanying condensed consolidated financial statements include the accounts of Founders Oil & Gas IV, LLC and Founders Oil & Gas Operating, LLC, which are under common control. Founders Oil & Gas Operating, LLC is a variable interest entity (“VIE”), therefore, it has been consolidated with Founders Oil & Gas IV, LLC. See Note E for discussion of the variable interest entity. The accounts are maintained, and the condensed consolidated financial statements have been prepared using the accrual basis of accounting in accordance with accounting principles generally accepted in the United States of America (“GAAP”). All intercompany accounts, transactions and balances have been eliminated in consolidation.

FOUNDERS OIL & GAS IV, LLC AND AFFILIATE NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS (continued) 6 B. Summary of Significant Accounting Policies – continued Use of Estimates The preparation of condensed consolidated financial statements requires management to make estimates and assumptions that affect certain reported amounts in the condensed consolidated financial statements and accompanying notes. Actual results could materially differ from these estimates and assumptions. Significant assumptions are required in the valuation of proved crude oil and natural gas reserves and asset retirement obligations (“ARO”). It is possible these estimates could be revised in the near term and these revisions could be material. Cash and Cash Equivalents The Company considers all highly liquid investments with a maturity of three months or less when purchased to be cash equivalents. At June 30, 2023, the Company had no such investments. Concentrations of Credit Risk Financial instruments that potentially subject the Company to a concentration of credit risk consist principally of cash and accounts receivable. The Company maintains deposits primarily in one financial institution, which may at times exceed amounts covered by insurance provided by the U.S. Federal Deposit Insurance Corporation (“FDIC”). The Company has not experienced any losses related to amounts in excess of FDIC limits. The Company’s accounts receivable is due from either the purchasers of crude oil and natural gas or participants in crude oil and natural gas wells which the Company serves as the operator. Generally, operators of crude oil and natural gas properties have the right to offset future revenues against unpaid charges related to operated wells. The Company’s receivables from purchasers are generally unsecured; however, there have been no credit losses incurred to date. Crude oil and natural gas sales to two purchasers totaled approximately 99.9% of crude oil and natural gas revenues for 2023. These significant customers’ accounts receivable balances totaled 100.0% of the total crude oil and natural gas receivable as of June 30, 2023. Due to the nature of the markets for crude oil and natural gas, the Company does not believe the loss of any one purchaser would have a material adverse impact on the Company’s financial position, results of operations, or cash flows for any significant period of time. Inventory Inventory generally consists of finished goods purchased for the development of the crude oil and natural gas properties and are stated at the lower of cost or net realizable value.

FOUNDERS OIL & GAS IV, LLC AND AFFILIATE NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS (continued) 7 B. Summary of Significant Accounting Policies – continued Crude Oil and Natural Gas Properties The Company uses the successful efforts method of accounting to account for its crude oil and natural gas properties. Under this method, costs of acquiring properties, costs of drilling successful exploration wells, and development costs are capitalized. The costs of exploratory wells are initially capitalized pending a determination of whether proved reserves have been found. At the completion of drilling activities, the costs of exploratory wells remain capitalized if a determination is made that proved reserves have been found. If no proved reserves have been found, the costs of each of the related exploratory wells are charged to expense. In some cases, a determination of proved reserves cannot be made at the completion of drilling, requiring additional testing and evaluation of the wells. The timing of any write downs of these unproven properties, if warranted, depends upon the nature, timing, and extent of future exploration and development activities and their results. Exploration costs such as geological, geophysical, and seismic costs are expensed as incurred, unless such costs relate to seismic surveys to further develop a proven area and then, those costs are capitalized. As exploration and development work progresses and the reserves on these properties are proven, capitalized costs attributed to the properties are subject to depletion. Depletion of capitalized costs is provided using the units-of-production method based on proved crude oil and natural gas reserves related to the specific crude oil and natural gas property. At June 30, 2023, the Company’s crude oil and natural gas revenues come from wells with proven reserve estimates that were prepared by an independent engineering firm. On the sale or retirement of a complete or partial unit of a proved property and related facilities, the cost and related accumulated depletion and amortization are eliminated from the property accounts, and any gain or loss is recognized. Other Property and Equipment Other property and equipment are carried at cost. Major renewals and improvements are capitalized while expenditures for maintenance and repairs are expensed as incurred. Upon sale or abandonment, the cost of the equipment and related accumulated depreciation are removed from the accounts and any gain or loss is recognized. Depreciation is calculated using the straight-line method over the estimated useful lives of the various assets as follows: Buildings 20 years Equipment 3 to 5 years Vehicles 2 to 4 years

FOUNDERS OIL & GAS IV, LLC AND AFFILIATE NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS (continued) 8 B. Summary of Significant Accounting Policies – continued Revenue Recognition The Company recognizes revenue when control of the promised goods or services is transferred to customers at an amount that reflects the consideration to which the entity expects to be entitled in exchange for those goods or services. Crude Oil Sales Sales under the Company’s oil contracts are generally considered performed when the Company sells oil production at the wellhead and receives an agreed-upon index price, net of any price differentials. The Company recognizes revenue when control transfers to the purchaser at the wellhead based on the price received. Natural Gas and Natural Gas Liquid (“NGL”) Sales The Company evaluated whether it was the principal or the agent in natural gas processing transactions and concluded that it is the principal when it has the ability to take-in-kind, which is the case in the majority of the Company’s gas processing and transportation contracts. Therefore, the Company recognizes natural gas and NGL revenue on a gross basis, and the related natural gas gathering, processing, and transportation costs associated with its take-in-kind arrangements are recorded as production costs in the condensed consolidated statements of income. Performance Obligations and Contract Balances The majority of the Company’s product sale commitments are short-term in nature with a contract term of one year or less. The Company typically satisfies its performance obligations upon transfer of control as described above and records the related revenue in the month production is delivered to the purchaser. Settlement statements for sales of crude oil, NGL, and natural gas may not be received for 30 to 60 days after the date the volumes are delivered and, as a result, the Company is required to estimate the amount of volumes delivered to the purchaser and the price that will be received for the sale of the product. The Company records the differences between estimates and the actual amounts received for product sales in the month that payment is received from the purchaser. Historically, differences between the Company’s revenue estimates and actual revenue received have not been significant. The crude oil and natural gas receivable balance as of September 30, 2022 was $5,813,385. Fair Value Measurement GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date and establishes a three-tier hierarchy that is used to identify assets and liabilities measured at fair value. The hierarchy focuses on the inputs used to measure fair value and requires that the lowest level input be used. The three levels defined are as follows:

FOUNDERS OIL & GAS IV, LLC AND AFFILIATE NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS (continued) 9 B. Summary of Significant Accounting Policies – continued Fair Value Measurement – continued  Level 1 — observable inputs that are based upon quoted market prices for identical assets or liabilities within active markets.  Level 2 — observable inputs other than Level 1 that are based upon quoted market prices for similar assets or liabilities, based upon quoted prices within inactive markets, or inputs other than quoted market prices that are observable through market data for substantially the full term of the asset or liability.  Level 3 — inputs that are unobservable for the particular asset or liability due to little or no market activity and are significant to the fair value of the asset or liability. These inputs reflect assumptions that market participants would use when valuing the particular asset or liability. The ARO is classified within Level 3 as the fair value is estimated using discounted cash flow projections using numerous estimates, assumptions and judgments regarding such factors as the existence of a legal obligation for an ARO, estimated amounts and timing of settlements, the credit- adjusted risk free rate to be used and inflation rates. See Note C of changes in the fair value of the asset retirement obligation for the nine months ended June 30, 2023. Fair Value of Financial Instruments The Company calculates the fair value of its assets and liabilities, which qualify as financial instruments and includes this information in the notes to condensed consolidated financial statements when the fair value is different than the carrying value of those financial instruments. The estimated fair value of accounts receivable and accounts payable approximate the carrying amounts due to the relatively short maturity of these instruments. None of these instruments are held for trading purposes. Comprehensive Income The Company has no elements of comprehensive income other than net income. Income Taxes The Company is a disregarded entity for U.S. tax purposes and its income and loss are included in the income tax reporting of its direct parent company, DRH Oil and Gas, Inc. Because the Company is not subject to tax, no provision for federal income tax has been provided for in the accompanying condensed consolidated financial statements.

FOUNDERS OIL & GAS IV, LLC AND AFFILIATE NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS (continued) 10 B. Summary of Significant Accounting Policies – continued Variable Interest Entity Founders Oil & Gas IV, LLC is involved with an entity that is deemed to be a VIE. A VIE is an entity that: (1) has an insufficient amount of equity investment at risk to permit the entity to finance its activities without additional subordinated financial support by other parties; (2) the equity investors are unable to make significant decisions about the entity’s activities through voting rights or similar rights; or (3) the equity investors do not have the obligation to absorb expected losses or the right to receive residual returns of the entity. The Company is required to consolidate a VIE if it is determined to be the primary beneficiary, that is, the enterprise that has both (1) the power to direct the activities of a VIE that most significantly impact the entity’s economic performance and (2) the obligation to absorb losses of the entity that could potentially be significant to the VIE. Accordingly, Founders Oil & Gas IV, LLC consolidates Founders Oil & Gas Operating, LLC. See Note E for discussion about the variable interest entity. C. Asset Retirement Obligations The Company recognizes the fair value of its asset retirement obligations related to the plugging, abandonment, and remediation of crude oil and natural gas producing properties. The present value of the estimated asset retirement costs has been capitalized as part of the carrying amount of the related long-lived assets, which at the time of recognition was estimated to be $2,660,071. The liability has accreted to its present value as of June 30, 2023. The Company has evaluated approximately 180 wells and has determined a range of abandonment dates through September 2062. The following table summarizes the changes in the Company’s asset retirement obligations for the nine months ended June 30, 2023: Asset retirement obligations at beginning of period $ 3,081,007 Wells drilled during the period 75,806 Accretion of discount 136,339 Asset retirement obligations at end of period $ 3,293,152 D. Member’s Equity Profit and losses will be determined and allocated with respect to each fiscal year of the Company as of the end of such fiscal year. Profits and losses will be allocated to the sole member in a manner such that the adjusted capital account of the member is equal to the distribution that would be made to such member if the Company were dissolved.

FOUNDERS OIL & GAS IV, LLC AND AFFILIATE NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS (continued) 11 E. Variable Interest Entity GAAP requires VIEs to be consolidated under certain conditions. Founders Oil & Gas IV, LLC is the primary beneficiary of Founders Oil & Gas Operating, LLC (the “Consolidated VIE”) as their operations are interrelated. The consolidated VIE’s assets and liabilities included in the accompanying condensed consolidated financial statements consisted of the following at June 30, 2023: Cash and cash equivalents $ 11,681,968 Other receivables 120,695 Other current assets 352,246 Inventory 1,335,730 Other property and equipment, net 215,974 Total assets $ 13,706,613 Accounts payable $ 3,993 Other accrued liabilities 1,369,936 Revenue payable 682,012 Total liabilities $ 2,055,941 F. Employee Benefit Plans The Company is a wholly owned subsidiary of D.R. Horton, Inc. (“DHI”) and the Company’s employees are eligible to participate in a comprehensive compensation and benefits package, which includes a broad range of DHI-sponsored benefits, including medical, dental and vision healthcare insurance and paid parental leave. In addition to base pay, eligible employees may participate in the Company’s 401(k) plan, employee stock purchase plan, short-term incentive bonus program and/or its stock compensation plans. For the nine months ended June 30, 2023, the Company was charged through an intercompany billing process costs of $1,207,621 associated with the following DHI- sponsored plans: Deferred Compensation Plans DHI has a 401(k) plan for all employees who have been with the Company for a period of six months or more. Through DHI, the Company matches portions of employees’ voluntary contributions. DHI’s Supplemental Executive Retirement Plan (“SERP”) is a non-qualified deferred compensation program that provides benefits payable to certain management employees upon retirement, death or termination of employment. Under the SERP, the Company accrues an unfunded benefit based on a percentage of the eligible employees’ salaries, as well as an interest factor based upon a predetermined formula.

FOUNDERS OIL & GAS IV, LLC AND AFFILIATE NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS (continued) 12 F. Employee Benefit Plans - continued Deferred Compensation Plans – continued DHI has a deferred compensation plan available to a select group of employees which allows participating employees to contribute compensation into the plan on a before tax basis and defer income taxation on the contributions until the funds are withdrawn from the plan. The participating employees designate investments for their contributions; however, DHI is not required to invest the contributions in the designated investments. Employee Stock Purchase Plan DHI’s Employee Stock Purchase Plan provides eligible employees the opportunity to purchase common stock of DHI at a discounted price of 85% of the fair market value of the stock on the designated dates of purchase. The price to eligible employees may be further discounted depending on the average fair market value of the stock during the period and certain other criteria. Under the terms of the plan, the total fair market value of common stock that an eligible employee may purchase each year is limited to the lesser of 15% of the employee’s annual compensation or $25,000. Incentive Bonus Plan DHI’s Incentive Bonus Plan provides for the Compensation Committee to award short-term performance bonuses to senior management based upon the level of achievement of certain criteria. Stock-Based Compensation DHI’s Stock Incentive Plan provides for the granting of stock options and restricted stock units to executive officers, other key employees and nonmanagement directors. Restricted stock unit (“RSU”) awards may be based on service over a requisite time period (time-based) or on performance (performance-based). RSU equity awards represent the contingent right to receive one share of the DHI’s common stock per RSU if the vesting conditions and/or performance criteria are satisfied. The RSUs have no dividend or voting rights until vested.

FOUNDERS OIL & GAS IV, LLC AND AFFILIATE NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS (continued) 13 G. Commitments and Contingencies Environmental Remediation Various federal, state, and local laws and regulations covering the discharge of materials into the environment, or otherwise relating to the protection of the environment, may affect the Company’s operations and the costs of its crude oil and natural gas exploration, development, and production operations. The Company does not anticipate that it will be required in the near future to expend significant amounts in relation to environmental laws and regulations, and appropriately no reserves have been recorded. Litigation The Company is involved in various suits and claims arising in the normal course of business. In management’s opinion, the ultimate outcome of these items will not have a material adverse effect on the Company’s consolidated results of operations or financial position. H. Subsequent Events In preparing the accompanying financial statements, management has evaluated all subsequent events and transactions for potential recognition or disclosure through August 18, 2023, the date the financial statements were available for issuance. On July 11, Ring Energy, Inc. (NYSE American: REI) (“Ring”) announced it had entered into an agreement to acquire all of the assets of Founders Oil & Gas IV, LLC for $75.0 million in cash consideration (the “Transaction”) with an effective date of April 1, 2023. On August 15, 2023, Ring completed the Transaction through a combination of cash and a deferred cash payment due on or about December 15, 2023.